UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2022

Home Point Capital Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39964	90-1116426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2211 Old Earhart Road, Suite 250
Ann Arbor, Michigan 48105
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 616-6866

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0000000072 per share	HMPT	The Nasdaq Stock Market LLC (The Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement.
Amendment No. 6 to Credit Suisse Master Repurchase Agreement
On February 28, 2022, Home Point Financial Corporation (“HPF”), a wholly owned subsidiary of Home Point Capital Inc. (the “Company”), entered into Amendment No. 6 (the “CS Amendment”) to its Master Repurchase Agreement (the “CS Master Repurchase Agreement”), dated as of October 23, 2020, with Credit Suisse First Boston Mortgage Capital LLC (“CSFB”), as administrative agent, Credit Suisse AG, acting through its Cayman Islands Branch (“CSCIB”), as a buyer, Alpine Securitization LTD (“Alpine”), as a buyer, and the other buyers from time to time party thereto.
Pursuant to the CS Amendment and certain ancillary agreements thereto, the maturity date of the CS Master Repurchase Agreement was extended to February 27, 2023 and certain other technical changes to the CS Master Repurchase Agreement, including changes to certain definitions replacing LIBOR with SOFR for interest rate calculations thereunder, were effectuated.
Certain affiliates of CSFB, CSCIB, and Alpine have performed commercial banking, investment banking, or advisory services for the Company from time to time for which they have received customary fees and reimbursement of expenses. They may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of its business for which they may receive customary fees and reimbursement of expenses.
The foregoing description of the CS Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the CS Amendment attached hereto as Exhibit 10.1, which is incorporated herein by reference.
Amendment No. 1 to BMO Master Repurchase Agreement and Securities Contract
On March 1, 2022, HPF entered into Amendment No. 1 (the “BMO Amendment”) to its Master Repurchase Agreement and Securities Contract (the “BMO Master Repurchase Agreement”), dated as of January 8, 2021, with Bank of Montreal, a Canadian Chartered bank acting through its Chicago Branch (“BMO”), as buyer.
Pursuant to the BMO Amendment and certain ancillary agreements thereto, the maximum aggregate purchase price provided for under the BMO Master Repurchase agreement was decreased from $500.0 million to $400.0 million, the maturity date of the BMO Master Repurchase Agreement was extended to March 6, 2023, and certain other technical changes to the BMO Master Repurchase Agreement, including changes to certain definitions replacing LIBOR with SOFR for interest rate calculations thereunder, were effectuated.
BMO and certain affiliates of BMO may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of its business for which they may receive customary fees and reimbursement of expenses.
The foregoing description of the BMO Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the BMO Amendment attached hereto as Exhibit 10.2, which is incorporated herein by reference.
Amendment No. 8 to MS Master Repurchase Agreement
On March 4, 2022, HPF entered into Amendment No. 8 (the “MS Amendment”) to its Master Repurchase Agreement and Securities Contract (the “MS Master Repurchase Agreement”), dated as of June 3, 2020, with Morgan Stanley Bank, N.A., a national banking association (“MS”), as buyer, and Morgan Stanley Mortgage Capital Holdings LLC, a New York limited liability company (“MS Mortgage Capital”), as agent for the buyer.
Pursuant to the terms of the MS Amendment and certain ancillary agreements thereto, the maximum aggregate purchase price provided for under the MS Master Repurchase Agreement was decreased from $500.0 million to $325.0 million, the committed financing under the MS Master Repurchase Agreement was decreased from $250.0 million to $162.5 million, and certain other technical changes to the MS Master Repurchase Agreement were effectuated. The maturity date of the MS Master Repurchase Agreement was also extended to March 3, 2023.
MS and certain affiliates of MS and MS Mortgage Capital have performed commercial banking, investment banking, or advisory services for the Company from time to time for which they have received customary fees and reimbursement of expenses. They may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of its business for which they may receive customary fees and reimbursement of expenses.

The foregoing description of the MS Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the MS Amendment attached hereto as Exhibit 10.3, which is incorporated herein by reference.
Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 8.01Other Events.
On February 28, 2022 (the “Sale Date”), HPF completed the sale of servicing rights relating to certain single family mortgage loans (“MSRs”) serviced for the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac,” and together with Fannie Mae, the “Agencies”) with an aggregate unpaid principal balance of approximately $4.4 billion (the “Servicing Rights”) to an approved Agency seller and servicer. The total purchase price for the Servicing Rights was approximately $44.2 million, which is subject to certain customary holdbacks and adjustments. The sale represents approximately 3.4% of HPF’s total mortgage servicing portfolio as of December 31, 2021. The Agencies consented to the transfer of the Servicing Rights.
Cautionary Note on Forward-Looking Statements
This communication contains certain “forward-looking statements,” as that term is defined in the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995, including statements regarding potential purchase price holdbacks and adjustments. All statements other than statements of historical facts contained in this communication, including among others, statements relating to potential purchase price holdbacks and adjustments and other similar matters are forward-looking statements. Words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “could,” “would,” “will,” “may,” “can,” “continue,” “potential,” “should” and the negative of these terms or other comparable terminology often identify forward-looking statements. These forward-looking statements, which are based on currently available information, operating plans, and projections about future events and trends, are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements, including the risks discussed in Part I, Item 1A. of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed on March 12, 2021. Factors, risks, and uncertainties that could cause actual outcomes and results to be materially different from those contemplated by forward-looking statements include, among others: (1) the dependence of HPF’s loan origination and servicing revenues on macroeconomic and U.S. residential real estate market conditions; (2) counterparty risk; (3) the requirement to make servicing advances that can be subject to delays in recovery or may not be recoverable in certain circumstances; (4) HPF’s ability to detect misconduct and fraud; (5) risks associated with higher risk loans that HPF services; (6) risks associated with HPF’s acquisition of mortgage servicing rights; (7) the impact of HPF’s counterparties terminating HPF’s servicing rights under which HPF conducts servicing activities; and (8) the spread of the COVID-19 outbreak and severe disruptions in the U.S. and global economy and financial markets it has caused. Many of the important factors that will determine these results are beyond the Company’s ability to control or predict. Readers are cautioned not to put undue reliance on any forward-looking statements, which speak only as of the date of this communication. Except as otherwise required by law, the Company does not assume any obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Item 9.01Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
10.1+
Amendment No. 6 to the Master Repurchase Agreement, dated as of February 28, 2022, by and among Credit Suisse First Boston Mortgage Capital LLC, as administrative agent, Credit Suisse AG, acting through its Cayman Islands Branch, as buyer, Alpine Securitization LTD, as buyer, and Home Point Financial Corporation, as seller.

10.2+	Amendment No. 1 to the Master Repurchase Agreement and Securities Contract, dated as of March 1, 2022, by and between Bank of Montreal, as buyer, and Home Point Financial Corporation, as seller.
10.3+
Amendment No. 8 to Master Repurchase Agreement and Securities Contract, dated as of March 4, 2022, by and between Home Point Financial Corporation, as seller, Morgan Stanley Bank, N.A., as buyer, and Morgan Stanley Mortgage Capital Holdings LLC, as agent.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

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Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Company agrees to furnish supplementally an unredacted copy of the exhibit to the Securities and Exchange Commission upon its request.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME POINT CAPITAL INC.

Date: March 4, 2022

	By:	/s/ Maria N. Fregosi

	Name:	Maria N. Fregosi
	Title:	Chief Investment Officer